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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 11, 1998

                                  LODGIAN, INC.
             (Exact Name of Registrant as Specified in Its Charter)



     Delaware                      001-14537                52-2093696
(State or Other Jurisdiction       (Commission              (IRS Employer
of Incorporation)                  File Number)             Identification No.)


     3445 Peachtree Road N.E., Suite 700, Atlanta, Georgia       30326
     (Address of Principal Executive Offices)                    (Zip Code)


       Registrant's Telephone Number, Including Area Code: (404) 364-9400


                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)


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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     On December 11, 1998, the mergers (the "Mergers") contemplated by the terms of the Amended and Restated Agreement and Plan of Merger (the "Merger Agreement") among Lodgian, Inc. ("the Company"), Servico, Inc. ("Servico"), Impac Hotel Group, L.L.C. ("Impac"), SHG-S Sub, Inc., SHG-I Sub, L.L.C., P-Burg Lodging Associates, Inc., SHG-II Sub, Inc., Hazard Lodging Associates, Inc., SHG-III Sub, Inc., Memphis Lodging Associates, Inc., SHG-IV Sub, Inc., Delk Lodging Associates, Inc., SHG-V Sub, Inc., Impac Hotel Development, Inc., SHG-VI Sub, Inc., Impac Design and Constructions, Inc., SHG-VII Sub, Inc., Impac Hotel Group, Inc. and SHG-VIII Sub, Inc., dated as of July 22, 1998, as amended, were completed. As a result of the Mergers, Servico, Impac and each of the Impac Affiliated Companies (as defined in the Merger Agreement) are each a wholly owned subsidiary of the Company.

     Pursuant to the terms of the Merger Agreement as previously approved by the Servico shareholders and the members of Impac and the Impac Affiliated Companies, the Servico shareholders received 18,439,809 newly issued shares of the Company's common stock, par value $.01 per share (the "Common Stock") having an aggregate fair market value of $112,943,830, and the members of Impac and the Impac Affiliated Companies received 8,000,000 newly issued shares of the Company's Common Stock, having an aggregate fair market value of $49 million, and $15 million in cash consideration. In addition, the members of Impac and the Impac Affiliated Companies will receive an additional 1,400,000 shares of the Company's Common Stock, which shares are currently in escrow, upon the opening of five hotels that are currently in development.

     In connection with the financing for the Mergers, the Company obtained a $265 million floating rate mortgage loan from Lehman Brothers Holdings Inc.

ITEM 5.   OTHER EVENTS.

     Following the completion of the Mergers, the following individuals became directors and/or officers of the Company:


Name                        Position in the Company
----                        -----------------------

Robert S. Cole              Chief Executive Officer, President and Director
Karyn Marasco               Chief Operating Officer and Executive Vice President
Warren M. Knight            Chief Financial Officer and Vice President - Finance
Joseph C. Calabro           Director and Chairman of the Office of the Chairman
                            of the Board
John Lang                   Director
Michael A. Leven            Director
Peter R. Tyson              Director
Richard H. Weiner           Director


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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial Statements of Businesses Acquired.

     (1) Set forth below are the financial statements of Servico filed as a part of this report, all of which are incorporated by reference to Servico's Annual Report on Form 10-K, filed on March 31, 1998 (File No. 001-11342):

          Report of Independent Certified Public Accountants;

          Consolidated Balance Sheets as of December 31, 1997 and 1996;

          Consolidated Statements of Income for the years ended December 31, 1997, 1996 and 1995;

          Consolidated Statements of Cash Flows for the years ended December 31, 1997, 1996 and 1995; and

          Notes to Consolidated Financial Statements.

     (2) Set forth below are the financial statements of Impac and the Impac Affiliated Companies filed as a part of this report, all of which are incorporated by reference to Servico's Proxy Statement on Schedule 14A, filed on July 24, 1998 (File No. 001-11342):

          Report of Independent Accountants;

          Consolidated and Combined Balance Sheets as of December 31, 1997 and 1996;

          Consolidated and Combined Statements of Operations for the years ended December 31, 1997, 1996 and 1995;

          Consolidated and Combined Statements of Cash Flows for the years ended December 31, 1997, 1996 and 1995; and

          Notes to Consolidated and Combined Financial Statements.

(b)  Pro Forma Financial Information.

     The pro forma financial information of the Company relating to the Mergers shall be filed by amendment to this Form 8-K no later than February 26, 1999.

(c)  Exhibits.

     2.1 Amended and Restated Agreement and Plan of Merger (the "Merger Agreement") among Lodgian, Inc., Servico, Inc., Impac Hotel Group, L.L.C., SHG-S Sub, Inc., SHG-I Sub, L.L.C., P-Burg Lodging Associates, Inc., SHG-II Sub, Inc., Hazard Lodging Associates, Inc., SHG-III Sub, Inc., Memphis Lodging Associates, Inc., SHG-IV

Sub,  Inc.,  Delk  Lodging  Associates,  Inc.,  SHG-V  Sub,  Inc.,  Impac  Hotel
Development, Inc., SHG-VI Sub, Inc., Impac Design and Constructions, Inc., SHG-VII Sub, Inc., Impac Hotel Group, Inc. and SHG-VIII Sub, Inc., dated as of July 22, 1998, incorporated by reference to Appendix A to Servico's Proxy Statement on Schedule 14A, filed on July 24, 1998 (File No. 001-11342).

     2.2 Amendment to the Merger Agreement, dated as of September 16, 1998, incorporated by reference to Exhibit 2 to Servico's Current Report on Form 8-K dated September 16, 1998 (File No. 001-11342).

     10.1 Loan Agreement, dated as of December 11, 1998, between Servico Windsor, Inc., Secore Financial Corporation and the borrowers listed on the signature pages thereto.

     10.2 Pledge Agreement, dated as of December 11, 1998, among Secore Financial Corporation, Lehman Brothers Holdings Inc., Lodgian, Inc., Servico, Inc., Servico Operations Corporation, Sharon Motel Enterprises, Inc., KDS Corporation, AMIOP Acquisition Corp., Servico Acquisition Corp. and Palm Beach Motel Enterprises.

     10.3 Guaranty, dated as of December 11, 1998, by Servico, Inc., Lodgian, Inc., Servico Operations Corporation, Sharon Motel Enterprises, Inc., KDS Corporation, AMIOP Acquisition Corp., Servico Acquisition Corp. and Palm Beach Motel Enterprises in favor of Secore Financial Corporation.

     20.1 Definitive Proxy Statement, incorporated by reference to Servico's Proxy Statement on Schedule 14A, filed on July 24, 1998 (File No. 001-11342).

     99.1 Press release dated November 9, 1998.

     99.2 Press release dated December 11, 1998.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             LODGIAN, INC.


                                             By: /s/ Warren M. Knight
                                                -------------------------
                                                     Warren M. Knight
                                                  Chief Financial Officer


Dated:  December 28, 1998


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EXHIBIT INDEX

Exhibit No.                                       Description
-----------                   -------------------------------------------------

2.1 Amended and Restated Agreement and Plan of Merger (the "Merger Agreement") among Lodgian, Inc., Servico, Inc., Impac Hotel Group, L.L.C., SHG-S Sub, Inc., SHG-I Sub, L.L.C., P-Burg Lodging Associates, Inc., SHG-II Sub, Inc., Hazard Lodging Associates, Inc., SHG-III Sub, Inc., Memphis Lodging Associates, Inc., SHG-IV Sub, Inc., Delk
                              Lodging Associates, Inc., SHG-V Sub, Inc., Impac Hotel Development, Inc., SHG-VI Sub, Inc., Impac Design and Constructions, Inc., SHG-VII Sub, Inc., Impac Hotel Group, Inc. and SHG-VIII Sub, Inc., dated as of July 22, 1998, incorporated by reference to Appendix A to Servico's Proxy Statement on Schedule 14A, filed on July 24, 1998 (File No. 001-11342).

2.2 Amendment to the Merger Agreement, dated as of September 16, 1998, incorporated by reference to
                              Exhibit 2 to Servico's Current Report on Form 8-K dated September 16, 1998 (File No. 001-11342).

10.1 Loan Agreement, dated as of December 11, 1998, between Servico Windsor, Inc., Secore Financial Corporation and the borrowers listed on the signature pages thereto.

10.2 Pledge Agreement, dated as of December 11, 1998, among Secore Financial Corporation, Lehman Brothers Holdings Inc., Lodgian, Inc., Servico, Inc., Servico Operations Corporation, Sharon Motel Enterprises, Inc., KDS Corporation, AMIOP Acquisition Corp., Servico Acquisition Corp. and Palm Beach Motel Enterprises.

10.3 Guaranty, dated as of December 11, 1998, by Servico, Inc., Lodgian, Inc., Servico Operations Corporation, Sharon Motel Enterprises, Inc., KDS Corporation, AMIOP Acquisition Corp., Servico Acquisition Corp. and Palm Beach Motel Enterprises in favor of Secore Financial Corporation.

20.1                          Definitive   Proxy   Statement,   incorporated  by
                              reference to Servico's Proxy Statement on Schedule 14A, filed on July 24, 1998 (File No. 001-11342).

99.1                          Press release dated November 9, 1998.

99.2                          Press release dated December 11, 1998.